Supplement dated May 27, 2022
to the Thrivent Mutual Funds Class A and Class S Share Prospectuses and Summary Prospectuses, each dated February 28, 2022, for the following funds (each, a "Fund," and collectively, the "Funds")
Thrivent Diversified Income Plus Fund
Thrivent Government Bond Fund
Thrivent High Income Municipal Bond Fund
Thrivent Limited Maturity Bond Fund
Thrivent Mid Cap Stock Fund
Thrivent Multidimensional Income Fund
Thrivent Municipal Bond Fund
Thrivent Opportunity Income Plus Fund
The following portfolio management changes for the Funds will be implemented effective May 31, 2022:
Thrivent Diversified Income Plus Fund. David R. Spangler, CFA has been named as a portfolio manager for the Fund. Mr. Spangler has been with Thrivent Financial since 2002, has served in an investment management capacity since 2006, and is currently a Senior Portfolio Manager. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Stephen D. Lowe, CFA and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Fund.
Thrivent Government Bond Fund. Jon-Paul (JP) Gagne has been named as a portfolio manager for the Fund. Mr. Gagne joined Thrivent Financial in May 2018 as a Senior Research Analyst/Trader covering Securitized Assets and became a portfolio manager in February 2021. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Michael G. Landreville, CFA, CPA (inactive) will continue to serve as a portfolio manager for the Fund.
Thrivent High Income Municipal Bond Fund. Janet I. Grangaard, CFA is no longer a portfolio manager for the Fund. Johan Å. Åkesson, CFA will continue to serve as a portfolio manager for the Fund.
Thrivent Limited Maturity Bond Fund. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Michael G. Landreville, CFA, CPA (inactive), Cortney L. Swensen, CFA, and Jon-Paul (JP) Gagne will continue to serve as portfolio managers for the Fund.
Thrivent Mid Cap Stock Fund. Vikram Kaura and J.P. McKim, CFA have been named as portfolio managers for the Fund. Mr. Kaura is a Senior Portfolio Manager and has been with Thrivent Financial since 2017. Mr. McKim is a Senior Portfolio Manager and has been with Thrivent Financial since 2019. Brian J. Flanagan, CFA will continue to serve as the lead portfolio manager for the Fund.
Thrivent Multidimensional Income Fund. Gregory R. Anderson, CFA is no longer a portfolio manager for the Fund. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Fund.
Thrivent Municipal Bond Fund. Johan Å. Åkesson, CFA, has been named as the portfolio manager for the Fund. Mr. Åkesson has been with Thrivent Financial since 1993, has served as an association portfolio manager and portfolio manager during various time periods since 1999, and is currently a Senior Portfolio Manager. Janet I. Grangaard, CFA is no longer a portfolio manager for the Fund.
Thrivent Opportunity Income Plus Fund. Gregory R. Anderson, CFA and Conrad E. Smith, CFA are no longer portfolio managers for the Fund. Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA will continue to serve as portfolio managers for the Fund.
Please include this Supplement with your Prospectus and Summary Prospectus.
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